Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Asyst Technologies, Inc.	Case No.	09-43246 RN 11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Aug-09	PETITION DATE:	04/20/09
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

Dollars reported in USD, thousands
2.	Asset and Liability Structure

	End of Current	End of Prior	As of Petition
	Month[1,2]	Month	Filing
a. Current Assets	$21,207	$26,605	$22,392	3)
b. Total Assets	$21,278	$91,698	$88,342	3)
c. Current Liabilities	$10,809	$32,235	$22,773	3)
d. Total Liabilities	$10,809	$39,921	$30,654	3)

3. Statement of Cash Receipts & Disbursements for Month

			Cumulative
	Current Month	Prior Month	(Case to Date)
a. Total Receipts	$10,743	$4,219	$27,099	3)
b. Total Disbursements	$6,172	$2,660	$16,187	3)
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$4,571	$1,558	$10,912	3)
d. Cash Balance Beginning of Month	$9,467	$7,909	$3,126	3)
e. Cash Balance End of Month (c + d)	$14,038	$9,467	$14,038	3)

			Cumulative
	Current Month	Prior Month	(Case to Date)
4. Profit/(Loss) from the Statement of Operations	($41,308)	($1,695)	($47,219)	3)
5. Account Receivables (Pre and Post Petition)	$138	$1,713
6. Post-Petition Liabilities	$1,134	$1,190
7. Past Due Post-Petition Account Payables (over 30 days)	$339	$55

		Yes		No
At the end of this reporting month:
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)	☑	4)	☐

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☑	5)	☐

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	☑		☐	4), 5)

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☑	6)	☐

12.	Is the estate insured for replacement cost of assets and for general liability?	☑		☐

13.	Are a plan and disclosure statement on file?	☐		☑

14.	Was there any post-petition borrowing during this reporting period?	☐		☑

15.	Check if paid: Post-petition taxes ☐; 7) U.S. Trustee Quarterly Fees ☑; Check if filing is current for: Post-petition
	tax reporting and tax returns: ☑. 7)
	(Attach explanation, if post-petition taxes or U.S Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Footnotes:

1)	During July and August 2009, the Company entered separate into asset purchase agreements with each of Murata Machinery, Ltd., Crossing Automation, Inc., and PEER Intellectual Property, Inc. As as result, the Company received approximately $7.4 million in net cash proceeds from the Murata and PEER sales in August and recorded a net loss on the transactions of approximately $3.1 million. The Crossing Automation sale closed on September 1, 2009 and will be reported in the September 2009 monthly operating report.

2)	Pursuant to the asset purchase agreements noted above and resulting adjustments for the accounting treatment of normal course operating accruals no longer applicable pursuant to the sales, the Company incurred a $35.8 million loss during August 2009.

3)	Financial information as of April 20, 2009 (the “Petition Date”) was obtained from the Debtor’s internal trial balance and the Schedules of Assets and Liabilities and subsequent amendments filed with the court. Financial information for the end of prior month and end of current month was also obtained from the Debtor’s internal trial balance prepared on a US GAAP accrual basis save for cash balances unless where noted.

4)	During August 2009, payments of approximately $57 thousand were made with court approval. See attachment 3 for details of pre-petition debt payments made during August 2009.

5)	During August 2009, payments of approximately $1.3 million were issued to professionals pursuant to the Order Establishing Procedures for Interim Compensation and Reimbursement of Expense of Professionals (“Interim Compensation Order”).

6)	Post-petition payroll and expense reimbursements have been made to current officers of the Company in the ordinary course of the Company’s business.

7)	No post-petition taxes were due as of August 31, 2009. Tax returns will be prepared in due course. Any required extension of time has been obtained from the applicable taxing authority.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 9/18/09	/s/ Paula C. LuPriore
Responsible Individual

ASYST TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS

	From	Cumulative
In USD	8/1/09 to 8/31/09	from Petition Date

3rd Party Sales	1,832,523	7,851,651
Cash Discount	(192)	(3,399)
Change In SAB 101 Defer Rev — Inc/(Exp)	58,604	789,302

Total External Revenue	1,890,935	8,637,555
Subsidiary Sales	847	12,780

Total Business Unit Generated Sales	1,891,783	8,650,335

COGS — Material Unburdened	543,441	1,792,139
COGS — Release of Profit in Inventory	—	—
COGS — Warranty	1,471	11,033
COGS — Installation	—	77,480
COGS — PPV Variance	54,479	67,133
COGS — WIP Variance	(10,518)	(17,850)
COGS — Rework	—	—
COGS — Service L&OH(Absorbed)	36,701	1,166,402
COGS — Service L&OH(Over/Under Absorbed)	140,356	723,573
COGS — Service L&OH(Released from WIP)	—	—
COGS — Outside Labor	—	—
COGS — Other Costs of Goods	21,461	109,628
COGS — Inventory Scrap	—	—
COGS — Inventory Revalue	(3,234)	(59,644)
COGS — Freight	(1,935)	27,613
COGS — Inventory Carrying Cost	—	196,037
COGS — Inventory E&O	17,135	97,563
COGS — Cycle Count	15,444	15,445

Total 3rd Party COGS	814,800	4,206,552
Subsidiary COGS	16,511	103,414

Sub Total COGS	831,311	4,309,966
Base Labor	37,505	187,461
Fringe Benefits	13,195	65,289
Temporary Labor & Consulting	—	—
Bonus/Commission/Overtime	—	(5,000)
Employee Stock Compensation	—	—
Project Material	325	325
Outside Services	5,371	35,399
Expenses Equipment/R&M	—	—
Travel & Entertainment	—	—
Employee Costs	—	(2,651)
Advertising/Promotion/Trade Shows	—	—
Software Purchases (Expensed)	—	—
Other Variable	(275)	4
I/S/Telecom	1,246	36,760
Facilities Expenses	26,639	101,858
Depreciation	8,920	38,946
Other Fixed Expenses	—	—

MFG Spending	92,927	458,392
Total Cost of Goods Sold	924,239	4,768,358

Gross Profit	967,544	3,881,977

Gross Margin%	51%	45%

Base Labor	767,555	4,273,387
Fringe Benefits	369,680	1,677,399
Temporary Labor & Consulting	50,765	181,167
Bonus/Commission/Overtime	995	351,749
Employee Stock Compensation	—	—
Project Material	(17,034)	38,104
Outside Services	108,022	648,521
Expenses Equipment/R&M	(46,612)	19,138

	From	Cumulative
In USD	8/1/09 to 8/31/09	from Petition Date

Travel & Entertainment	16,954	(15,766)
Employee Costs	458	39,480
Advertising/Promotion/Trade Shows	(7,795)	11,162
Professional Fees	1,953,447	5,635,424
Software Purchases (Expensed)	(74,331)	32,871
Other Variable	52,578	230,418
Bad Debt Provision	—	—
I/S/Telecom	64,009	287,694
Facilities Expenses	380,931	862,911
Net Worth Tax Expenses	—	—
Depreciation	182,786	978,260
Other Fixed Expenses	—	1,661
Service L&OH — Subsidiary Warranty recovery	(62,541)	(367,186)
Service L&OH — Absorbed to COGS	(36,701)	(1,137,031)
Service L&OH — Over/Under Absorbed	(140,356)	(722,814)
Service L&OH — Internal Warranty recover	—	—
Service L&OH — Charged to WIP	(24,508)	(142,059)
I/C SG&A Allocations	—	—

Operating Expenses	3,538,301	12,884,490
Income (Loss) After Overhead	(2,570,757)	(9,002,513)
Restructuring	—	(26,000)
Total Operating Expenses	(2,570,757)	12,858,490

Operating Income (Loss)	(2,570,757)	(8,976,513)

Other Expense/(Income)	(53,103)	(325,606)
Gain from asset sale to Murata[1]	(2,059,820)	(2,059,820)
Loss from asset sale to Peer[1]	429,695	429,695
Loss from asset sale to Crossing[1]	4,723,407	4,723,407
Loss on Sale and Winddown Accruals Adjustment[2]	35,816,259	35,816,259
Transactional FX Losses/(Gains)	(12,532)	(24,207)
Losses/(Gains) On Disposal Of Assets	1	(77,028)

Total Other (Income) & Expenses	38,843,906	38,482,699

Loss Before Interest & Taxes	(41,414,663)	(47,459,212)

Third Party Interest (Income)	(69)	(1,426)
Amortization Of Debt Issuance Costs	—	—
Third Party Interest Expense	1	63
Subsidiary Interest Expense (Income)	—	(132,335)

Net Interest Expense/(Income)	(68)	(133,698)

Income (Loss) before & Taxes	(41,414,595)	(47,325,514)

Corporate Income Tax[3]	(106,970)	(106,970)

Net Income/(Loss)	(41,307,625)	(47,218,544)

Footnotes:

1)	During July and August 2009, the Company entered separate into asset purchase agreements with each of Murata Machinery, Ltd., Crossing Automation, Inc., and PEER Intellectual Property, Inc.. As as result, the Company received approximately $7.4 million in net cash proceeds from the Murata and PEER sales in August and recorded a net loss on the transactions of approximately $3.1 million. The Crossing Automation sale closed on September 1, 2009 and will be reported in the September 2009 monthly operating report.

2)	Pursuant to the asset purchase agreements noted above and resulting adjustments for the accounting treatment of normal course operating accruals no longer applicable pursuant to the sales, the Company incurred a $35.8 million loss during August 2009.

3)	Corporate tax accounts have not been finalized and are subject to change.

ASYST TECHNOLOGIES, INC.
BALANCE SHEET

	As of	As of	As of	As of	As of
In USD	4/20/2009[1]	5/31/2009[1]	6/30/2009[1]	7/31/2009[1]	8/31/2009[2]
ASSETS:
Cash And Equivalents — Unrestricted[3]	3,038,152	7,564,303	7,576,828	9,119,594	13,350,518

Cash and Short Term Investments	3,038,152	7,564,303	7,576,828	9,119,594	13,350,518

Trade Accounts Receivables	3,925,902	2,464,761	2,519,599	2,682,434	137,888
Allowance For Doubtful Debts	(945,223)	(945,223)	(944,873)	(969,807)	—

Net Trade Receivables	2,980,679	1,519,537	1,574,725	1,712,627	137,888

Receivables From Employees	7,500	6,575	28,069	27,141	—
Other Non Trade Receivables	788,284	788,284	788,284	788,284	7,329,414

Net Non-Trade Receivables	795,784	794,859	816,354	815,426	7,329,414
Accounts Receivable, Net	3,776,463	2,314,397	2,391,079	2,528,053	7,467,302

Receivable/(Payable) from Subsidiaries	10,765,948	9,084,570	9,511,912	9,041,631	0

Raw Materials	2,932,312	2,935,678	3,029,689	3,061,760	—
Inventory Reserve	(4,825,161)	(4,839,758)	(4,890,111)	(4,898,221)	—
Work-in-Progress	102,583	110,880	130,602	101,375	—
Finished Goods	278,324	321,748	386,409	423,520	0
Parts	4,856,632	4,570,705	4,349,133	4,269,624	—
Other Work-in-Progress	31,019	93,645	139,302	710,175	—

Total Inventory	3,375,709	3,192,898	3,145,024	3,668,234	0

Deferred Tax Asset[4]	(2,165)	(2,165)	(2,165)	(2,165)	—
Income tax receivable					87,767
Prepaid Expenses	1,437,700	1,194,651	2,531,038	2,249,787	301,731

Total Current Assets	22,391,807	23,348,654	25,153,717	26,605,133	21,207,318

Leasehold Improvements	7,340,030	7,340,030	7,340,030	7,340,030	—
Machinery & Equipment	9,080,778	9,084,747	9,084,747	9,020,443	—
Office Equipment, Furniture & Fixtures	13,136,711	13,136,711	13,136,711	13,136,711	—

Total Gross PP&E	29,557,519	29,561,488	29,561,488	29,497,183	—

Accum Depreciation — Leasehold Improve	3,304,983	3,426,672	3,517,938	3,609,205	—
Accum Depreciation — Machinery & Equip	6,484,537	6,628,080	6,733,125	6,772,574	—
Accum Depreciation — Off Equip Furn Fix	11,561,686	11,639,627	11,696,339	11,733,493	—

Total Accumulated Depreciation	21,351,206	21,694,379	21,947,402	22,115,272	—
Net PP&E	8,206,313	7,867,109	7,614,086	7,381,911	—

Gross Goodwill	7,061,892	7,061,892	7,061,892	7,061,892	—
Accum Amortization — Goodwill	(3,664,064)	(3,664,064)	(3,664,064)	(3,664,064)	—

Net Goodwill	3,397,828	3,397,828	3,397,828	3,397,828	—

Gross Licenses/Patents	5,251,830	5,251,830	5,251,830	5,251,830	—
Accum Amortization — Licenses/Patents	(4,509,133)	(4,544,309)	(4,570,692)	(4,597,075)	—

Net Licenses/Patents	742,697	707,520	681,138	654,755	—

Gross Developed Technology	11,832,181	11,832,181	11,832,181	11,832,181	—
Accum Amortization — Develop Technology	(11,832,181)	(11,832,181)	(11,832,181)	(11,832,181)	—

Net Developed Technology	(0)	(0)	(0)	(0)	—

Gross Customer Base	9,013,591	9,013,591	9,013,591	9,013,591	—
Accum Amortization — Customer Base	(9,013,591)	(9,013,591)	(9,013,591)	(9,013,591)	—

Net Customer Base	(0)	(0)	(0)	(0)	—

Gross Trademarks	3,295,000	3,295,000	3,295,000	3,295,000	—
Accum Amortization — Trademarks	(3,295,000)	(3,295,000)	(3,295,000)	(3,295,000)	—

Net Trademarks	—	—	—	—	—

Intangibles Net	742,697	707,520	681,137	654,755	—

Investments In Subsidiary	27,779,498	27,779,498	27,779,498	27,834,280	52,817
Loan receivable from Subsidiary — Long Term	25,700,000	25,700,000	25,700,000	25,700,000	—
LT Deferred Tax Assets[4]	1	1	1	1	—
Other Long Term Assets	123,630	123,630	123,630	123,630	17,817

Other Assets, Net	53,603,129	53,603,129	53,603,129	53,657,911	70,634
Long Term Assets	65,949,967	65,575,585	65,296,180	65,092,405	70,634

Total Assets	88,341,774	88,924,240	90,449,897	91,697,538	21,277,953

	As of	As of	As of	As of	As of
In USD	4/20/2009[1]	5/31/2009[1]	6/30/2009[1]	7/31/2009[1]	8/31/2009[2]
LIABILITIES:

Accounts Payable — Pre[5]	5,369,034	5,369,034	5,369,034	5,369,034	5,369,034
Accounts Payable — Pre[5]	—	257,852	257,852	257,852	257,852
Accounts Payable — Post	—	108,719	101,028	1,189,932	1,134,454

Current Trade Payables	5,369,034	5,735,605	5,727,914	6,816,818	6,761,340

Other Taxes & Dues Payable[4]	71,245	86,512	105,083	89,657	87,516
Corporate Income Tax Payable[4]	19,098	17,048	16,501	16,501	—

Current Taxes Payables	90,343	103,560	121,584	106,158	87,516

Current Employee Compensation Accrual	3,214,023	2,212,111	2,271,553	2,582,676	12,686
Current Installation & Warranty Reserve	1,166,729	1,040,726	876,101	749,809	—
Current Severance & Restructuring Reserve	144,866	26,000	26,000	—	—

Total Accrued Liabilities	4,525,619	3,278,837	3,173,654	3,332,485	12,686

Deferred Revenue (SAB)	2,545,849	2,284,643	2,185,607	2,089,110	—
Deferred Revenue (Install)	378,722	568,083	1,910,384	1,910,384	—
Deferred Revenue	457,570	336,869	271,798	379,546	—

Deferred Revenue	3,382,142	3,189,596	4,367,790	4,379,041	—

Loan Payable — Short Term	4,000,000	4,000,000	4,000,000	4,000,000	—
Customer Deposits — Pre	128,090	128,090	128,090	128,090	128,090
Customer Deposits — Post	—	1,813,282	3,454,335	5,187,763	—
Other Supplier Liabilities — Pre[6]	850,565	850,565	850,565	850,565	850,565
Other Settlement Liabilities — Pre	189,201	189,201	189,201	189,201	189,201
Other Accrued Liabilities	4,237,909	5,819,025	7,221,069	7,245,165	2,779,628

Total Other Current Liabilities	9,405,765	12,800,162	15,843,260	17,600,784	3,947,484

Total Current Liabilities	22,772,902	25,107,760	29,234,201	32,235,286	10,809,026

Other Accrued Long Term Liabilities	1,914,416	1,836,136	1,777,426	1,718,716	—
Loan Payable — Long Term	5,966,985	5,966,985	5,966,985	5,966,985	—

Total Liabilities	30,654,303	32,910,881	36,978,612	39,920,987	10,809,026

Common Stock (Share Capital)	419,860,714	419,860,714	419,860,714	419,860,714	419,860,714
Additional Paid In Capital	55,624,974	55,624,974	55,624,974	55,624,974	55,624,974

Total Common Stock and APIC	475,485,688	475,485,688	475,485,688	475,485,688	475,485,688

Prior Year Retained Earnings	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)	(411,892,495)
Cumulative Effect of Change in Accounting Principle	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)	(1,304,685)
Retained Earnings/(Deficit) — Pre-petition	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)	(2,668,598)
Retained Earnings/(Deficit) — Post-petition	—	(1,674,112)	(4,216,186)	(5,910,919)	(47,218,544)

Total retained earnings	(415,865,777)	(417,539,890)	(420,081,963)	(421,776,696)	(463,084,321)

Other comprehensive Loss	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)	(1,932,440)

Total Equity	57,687,471	56,013,359	53,471,285	51,776,552	10,468,927

Total Liability & Equity	88,341,774	88,924,240	90,449,897	91,697,538	21,277,953

Footnotes:

1)	Balance sheet account balances as of April 20, 2009 (the “Petition Date”) were obtained from the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court and the Company’s internal trial balance as of April 20, 2009. Asset account balances and certain non-liquidating liability and equity accounts were obtained from the Company’s April 20, 2009 trial balance. Pre-petition liability account balances obtained from the Schedules of Assets and Liabilities are labeled “pre” and were obtained from the Company’s internal records. Post-petition liability account balances were obtained from the Company’s internal trial balances for period after April 20, 2009 and are labeled “post”. GAAP assets and liabilities were included in the MOR balance sheet for presentation and consistency purposes.

2)	Balance sheet account balances as of April 20, 2009 (the “Petition Date”) were obtained from the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court and the Company’s internal trial balance as of April 20, 2009. Asset account balances and certain non-liquidating liability and equity accounts were obtained from the Company’s April 20, 2009 trial balance. Pre-petition liability account balances obtained from the Schedules of Assets and Liabilities are labeled “pre” and were obtained from the Company’s internal records. Post-petition liability account balances were obtained from the Company’s internal trial balances for period after April 20, 2009 and are labeled “post”. During August 2009, the Company changed its method of accounting from the accrual basis to the tax basis for reporting purposes. As a result, GAAP assets and liabilities were not presented in the August 2009 MOR balance sheet and will not be presented going forward.

3)	Cash and equivalents is reported per book basis net of checks and deposits in transit not reflected on the cash basis otherwise reported in this Monthly Operating Report.

4)	Corporate tax accounts have not been finalized and are subject to change.

5)	The Accounts Payable “Pre” balances reflects $5.4 million of additional liabilities that were scheduled in the Company’s Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court on June 4, 2009, and approximately $258,000 of liabilities that were not reflected in the Schedules of Assets and Liabilities as invoices for these liabilities were not received until after the filing.

6)	The total liabilities as of April 20, 2009 (the “Petition Date”) reported in the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court included approximately $2.9 million of unrecorded or codified liabilities for a specific supplier and this amount is not included in the balance sheets above prepared on the accrual basis of accounting.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due[1]
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$11,251	$792,856	$199,892
31-60 Days	$8,263	$107,555	$104,984
61-90 Days	$187	$186,847	$186,847
91+ Days	$118,186	$47,196	$47,196

Total accounts receivable/payable	$137,887	$1,134,454	$538,919

Allowance for doubtful accounts

Accounts receivable (net)	$137,887

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

Inventory(ies)
Balance at
End of Month[2]

Retail/Restaurants —
Product for resale

Distribution —
Products for resale

Manufacturer —
Raw Materials
Work-in-progress
Finished goods

Other — Explain
Inventory Reserves

TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	$3,668,234
Add —
Net purchase	$404,254
Direct labor	$458,013
Manufacturing overhead
Freight in
Other:
Provision for Excess & Obsolescence	($17,135)

Less —
Inventory End of Month	$0
Inventory sold as part of the asset sales	$3,953,414
Personal Use

Cost of Goods Sold	$559,952

Method of Inventory Control
Do you have a functioning perpetual inventory system?
Yes ☑       No ☐
How often do you take a complete physical inventory?

Weekly	☐
Monthly	☐
Quarterly	☐
Semi-annually	☐
Annually	☑
Inventory Valuation Methods
Indicate by a checkmark method of inventory used.

Valuation methods —
FIFO cost	☐
LIFO cost	☐
Lower of cost or market	☑
Retail method	☐
Other	☐
Explain

Date of last physical inventory was	performed on March 15, 2008.

Date of next physical inventory is	not scheduled[3]

Footnotes:

1)	Of the $518,919 in past due accounts payable balances as of August 31, 2009, approximately $215,000 was paid by September 17, 2009; and approximately $304,000 relates to invoices that have yet to be approved by the US Bankruptcy Court for payment.

2)	During July and August 2009, the Company entered into separate asset purchase agreements with each of Murata Machinery, Ltd., Crossing Automation, Inc., and PEER Intellectual Property, Inc. in which the Company’s inventory was sold to these entities. As of August 31, 2009, the Company no longer has an inventory balance.

3)	The last complete physical count was conducted on March 15, 2008. Since then, the Company developed a cycle count program that was performed on a quarterly basis. The cycle count program was approved and reviewed by its former auditor. However, the cycle count program has been stopped since April 20, 2009 (the “Petition Date”) due to a lack of resources post filing.

Schedule C
Real Property

Description	Cost	Market Value
None

Total	$0	$0

Schedule D1
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —
Machinery & Equipment
Tooling
Engineering Equipment
Marketing Equipment
Marketing Evaluation/Demo Unit
Field Service Equipment
Total

Furniture & Fixtures and Office Equipment —
Furniture & Fixtures
Computer Hardware
Computer Software
Total

Office Equipment —

Total	$0	$0

Leasehold Improvements —
Leasehold Improvements

Total

Vehicles —
Company Vehicle

Total

Footnotes:

1)	During July and August 2009, the Company entered into asset purchase agreements with each of Murata Machinery, Ltd., Crossing Automation, Inc., and PEER Intellectual Property, Inc. in which the fixed assets of the Company were sold to these entities, and the company also wrote off approximately $1.9 million in remaining fixed assets from its books and records. As of August 31, 2009, the Company no longer has a fixed asset balance.

Schedule E1
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA — Employee					$0
FICA — Employer					$0
Unemployment (FUTA)					$0
Income	$0				$0
Other (Attach List)	$0				$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
	Amount[2]	Amount (b)
List Total Claims For Each Classification —
Secured claims[3] (a)	$77,000,000
Priority claims other than taxes[3]	N/A
Priority tax claims[4]	N/A
General unsecured claims	$9,454,126

(a)	List total amount of claims even if under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H5
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month

Total Funds on Hand for all Accounts	(see attached reconciliation)

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Footnotes:

1)	During August 2009, the Company changed its method of accounting from the accrual basis to the tax basis for reporting purposes. As a result, accruals previously reported in Schedule E were not presented in the August 2009 monthly operating report and will not be presented on a go-forward basis.

2)	Obtained from Schedule of Assets and Liabilities and related amendments as filed with the U.S. Bankruptcy Court.

3)	Secured claims total of $77 million was obtained from the Schedule of Assets and Liabilities and represents guarantees made by the Company as defined in the Creditor Agreement dated July 27, 2007. As the secured claims are not directly held by the Company, these amounts are not presented in the Company’s balance sheet.

4)	Priority claims are listed as “N/A” as the Company did not identify any priority claims during its preparation of the Schedules of Assets and Liabilities.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 08/31/09

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales (not included in footnote 1)	$3,352,896	$17,108,248
3	Interest Received	$0	$201
4	Borrowings	$0	$0
5	Funds from Shareholders, Partners, or Other Insiders	$0	$0
6	Capital Contributions	$0	$0
7	Receipts from Subsidiaries	$0	$2,417,985
8	Other Receipts		$61,006
9	Net receipts from settlement of forward contracts		$41,379
10	Receipts from sale of equipment	$0	$79,900
11	Receipts from sale of assets to Peer and Murata[1]	$7,390,013	$7,390,013

12	Total Cash Receipts	$10,742,909	$27,098,731

	Cash Disbursements
13	Payments for Inventory & Manufacturing Services	$1,946,811	$5,297,474
14	Selling	$0	$0
15	Administrative	$525,448	$887,155
16	Capital Expenditures	$0	$0
17	Principal Payments on Debt	$0	$0
18	Interest Paid	$0	$0
	Rent/Lease:
19	Personal Property	$0	$0
20	Real Property	$191,593	$382,192
	Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws	$0	$0
23	Commissions/Royalties	$0	$0
24	Expense Reimbursements
25	Other	$0	$0
26	Salaries/Commissions (less employee withholding)	$1,076,621	$3,798,178
27	Management Fees	$0	$0
	Taxes:
28	Employee Withholding	$449,234	$1,545,671
29	Employer Payroll Taxes	$83,980	$338,056
30	Real Property Taxes	$0	$0
31	Other Taxes	$9,681	$34,359
32	Other Cash Outflows:
	Payments to Board of Directors	$14,803	$65,898
33	Payment to Gelco	$0	$215
34	Bank charges	$718	$4,269
35	Professional fees[2]	$1,318,974	$2,444,073
36	Employee Advances	$32,107	$122,699
37	Insurance Premiums and Claims related to Employee Benefits	$295,686	$1,040,144
37	Payments to Murata[3]	$226,262	$226,262

38	Total Cash Disbursements:	$6,171,918	$16,186,646

39	Net Increase (Decrease) in Cash	$4,570,990	$10,912,085

40	Cash Balance, Beginning of Period	$9,466,887	$3,125,792

41	Cash Balance, End of Period	$14,037,877	$14,037,877

Footnotes:

1)	During July and August 2009, the Company entered separate into asset purchase agreements with each of Murata Machinery, Ltd., Crossing Automation, Inc., and PEER Intellectual Property, Inc.. As as result, the Company received approximately $7.4 million in net cash proceeds from the Murata and PEER sales in August 2009.

2)	During August 2009, payments of approximately $1.3 million were issued to professionals under the Interim Compensation Order, all of which related to restructuring professionals.

3)	During August 2009, the Court approved an asset purchase agreement between the Company and Murata Machinery, Ltd. Post-closing, the Company received payment on an account receivable that belonged to Murata under the terms of the sale agreement, requiring a cash payment

Tax Affidavit
Monthly Operating Report for Month Ending August, 2009
For the period beginning Saturday, August 01, 2009 and ending Monday, August 31, 2009
To the best of my knowledge, Asyst Technologies, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

9/18/09	/s/ Paula C. LuPriore
Date

Attachment 1 — Bank Accounts & Reconciliations

Asyst Technologies Inc. — ATI Fremont
Bank Balance by bank account

							USD
			USD				8/31/09
			8/31/09				Book
			Bank	O/S	Deposits in		Ending Bal
Entity	Bank	Account Type	Ending Bal	Checks	Transit	Other	(GL Bal)
Asyst Technologies, Inc.	Citibank	USD — Accounts Payable	—	(652,984)	—	—	(652,984)
Asyst Technologies, Inc.	Citibank	USD — Checking / Sweep	1,404,837	—	—	—	1,404,837
Asyst Technologies, Inc.	Citibank	USD — Flex Benefits	—	—	—	—	—
Asyst Technologies, Inc.	Citibank	USD — Payroll	—	(2,262)	—	—	(2,262)
Asyst Technologies, Inc.	Citigroup Smith Barney	USD — Money Market	—	—	—	—	—
Asyst Technologies, Inc.	Comerica Bank — California	USD — Payroll	189,517	(31,985)	—	—	157,532
Asyst Technologies, Inc.	Comerica Bank — California	USD — Checking	7,411,609	—	—	—	7,411,609
Asyst Technologies, Inc.	Comerica Bank — California	USD — Checking / Sweep	4,989,908	—	—	—	4,989,908
Asyst Technologies, Inc.	Silicon Valley Bank (SVB)	USD — Checking	41,840				41,840
Asyst Technologies, Inc.	SVB Securities	USD — Money Market	—	—	—	—	—
Asyst Technologies, Inc.	Petty Cash	Petty Cash	166			(128)	38

			14,037,877	(687,230)	—	—	13,350,518

Attachment 2 — Bank Statements

CitiDirect® Online Banking

Account Statement Report

Bank Name	CITIBANK
Customer Number /Name		ASYST
Branch Number/ Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/03/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
1,126,297.56	1,060,531.13	1,124,797.56	1,036,631.13	4	139,050.11	5	204,816.54	65,766.43-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/03/2009	08/03/2009			DEPOSIT*		5,106.00
08/03/2009	08/03/2009			DEPOSIT*		17,397.11
08/03/2009	08/03/2009			SAME DAY CR TRANSFER		42,552.00
08/03/2009	08/03/2009			SAME DAY DR TRANSFER		197,894.77	-
08/03/2009	08/03/2009			SAME DAY DR TRANSFER		1,203.00	-
08/03/2009	08/03/2009			SAME DAY DR TRANSFER		1,829.15	-
08/03/2009	08/03/2009			SAME DAY DR TRANSFER		170.00	-
08/03/2009	08/03/2009			SAME DAY DR TRANSFER		3,719.62	-
08/03/2009	08/03/2009			SAME DAY CR TRANSFER		73,995.00
= Indicates Calculated Balances
1 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/04/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
1,060,531.13	1,036,401.41	1,038,131.13	975,101.41	2	41,773.50	4	65,903.22	24,129.72-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/04/2009	08/04/2009			DEPOSIT*		38,964.00
08/04/2009	08/04/2009			ACH CREDIT		2,809.50
08/04/2009	08/04/2009			SAME DAY DR TRANSFER		28,097.71	-
08/04/2009	08/04/2009			SAME DAY DR TRANSFER		800.51	-
08/04/2009	08/04/2009			SAME DAY DR TRANSFER		36,150.00	-
08/04/2009	08/04/2009			SAME DAY DR TRANSFER		855.00	-
= Indicates Calculated Balances
2 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number/ Name		ASYST
Branch Number/Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/05/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
1,036,401.41	728,431.42	997,501.41	687,831.42	6	787,115.60	7	1,095,085.59	307,969.99-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/05/2009	08/05/2009			DEPOSIT*		1,727.43
08/05/2009	08/05/2009			SAME DAY CR TRANSFER		3,629.62
08/05/2009	08/05/2009			SAME DAY CR TRANSFER		750,000.00
08/05/2009	08/05/2009			SAME DAY CR TRANSFER		6,572.95
08/05/2009	08/05/2009			SAME DAY DR TRANSFER		15,939.66	-
08/05/2009	08/05/2009			SAME DAY DR TRANSFER		1,731.70	-
08/05/2009	08/05/2009			SAME DAY DR TRANSFER		290,290.03	-
08/05/2009	08/05/2009			SAME DAY DR TRANSFER		20,556.76	-
08/05/2009	08/05/2009			SAME DAY DR TRANSFER		46,276.55	-
08/05/2009	08/05/2009			SAME DAY DR TRANSFER		465,194.54	-
08/05/2009	08/05/2009			SAME DAY DR TRANSFER		255,096.35	-
08/04/2009	08/05/2009			SAME DAY CR TRANSFER		25,075.60
08/05/2009	08/05/2009			SAME DAY CR TRANSFER		110.00
= Indicates Calculated Balances
3 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/06/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
728,431.42	372,066.50	728,431.42	372,066.50	1	20,720.61	3	377,085.53	356,364.92-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/06/2009	08/06/2009			DEPOSIT*		20,720.61
08/06/2009	08/06/2009			SAME DAY DR TRANSFER		150,130.26	-
08/06/2009	08/06/2009			SAME DAY DR TRANSFER		200,000.00	-
08/06/2009	08/06/2009			SAME DAY DR TRANSFER		26,955.27	-
= Indicates Calculated Balances
4 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/07/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
372,066.50	219,689.11	372,066.50	219,689.11	4	27,616.44	4	179,993.83	152,377.39-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/07/2009	08/07/2009			ACH CREDIT		8,000.00
08/07/2009	08/07/2009			ERROR CORRECTION DR		2,850.00	-
08/07/2009	08/07/2009			SAME DAY CR TRANSFER		2,830.00
08/06/2009	08/07/2009			SAME DAY CR TRANSFER		14,926.69
08/07/2009	08/07/2009			SAME DAY DR TRANSFER		88,898.15	-
08/07/2009	08/07/2009			SAME DAY DR TRANSFER		35,973.68	-
08/07/2009	08/07/2009			SAME DAY DR TRANSFER		52,272.00	-
08/07/2009	08/07/2009			SAME DAY CR TRANSFER		1,859.75
= Indicates Calculated Balances
5 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/10/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
219,689.11	776,221.20	219,689.11	767,821.20	4	874,984.00	3	318,451.91	556,532.09

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/10/2009	08/10/2009			DEPOSIT*		8,456.00
08/09/2009	08/10/2009			SAME DAY CR TRANSFER		7,851.00
08/10/2009	08/10/2009			SAME DAY CR TRANSFER		750,000.00
08/10/2009	08/10/2009			SAME DAY DR TRANSFER		35,704.69	-
08/10/2009	08/10/2009			SAME DAY DR TRANSFER		87,715.22	-
08/10/2009	08/10/2009			SAME DAY DR TRANSFER		195,032.00	-
08/10/2009	08/10/2009			SAME DAY CR TRANSFER		108,677.00
= Indicates Calculated Balances
6 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/11/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
776,221.20	762,148.62	767,921.20	739,348.62	2	36,622.76	5	50,695.34	14,072.58-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/11/2009	08/11/2009			DEPOSIT*		14,547.76
08/11/2009	08/11/2009			SAME DAY DR TRANSFER		689.22	-
08/11/2009	08/11/2009			SAME DAY DR TRANSFER		45,403.93	-
08/11/2009	08/11/2009			SAME DAY DR TRANSFER		1,887.00	-
08/11/2009	08/11/2009			SAME DAY DR TRANSFER		634.00	-
08/11/2009	08/11/2009			SAME DAY DR TRANSFER		2,081.19	-
08/11/2009	08/11/2009			SAME DAY CR TRANSFER		22,075.00
= Indicates Calculated Balances
7 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/12/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
762,148.62	460,378.57	762,148.62	454,978.57	5	855,670.11	8	1,157,440.16	301,770.05-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/12/2009	08/12/2009			DEPOSIT*		5,409.60
08/12/2009	08/12/2009			DEPOSIT*		42,216.51
08/12/2009	08/12/2009			SAME DAY CR TRANSFER		7,824.00
08/12/2009	08/12/2009			SAME DAY CR TRANSFER		800,000.00
08/12/2009	08/12/2009			SAME DAY DR TRANSFER		245,178.80	-
08/12/2009	08/12/2009			SAME DAY DR TRANSFER		437.00	-
08/12/2009	08/12/2009			SAME DAY DR TRANSFER		5,506.57	-
08/12/2009	08/12/2009			SAME DAY DR TRANSFER		465.04	-
08/12/2009	08/12/2009			SAME DAY DR TRANSFER		371.37	-
08/12/2009	08/12/2009			SAME DAY DR TRANSFER		36,955.08	-
08/12/2009	08/12/2009			SAME DAY DR TRANSFER		636.00	-
08/12/2009	08/12/2009			SAME DAY DR TRANSFER		867,890.30	-
08/11/2009	08/12/2009			SAME DAY CR TRANSFER		220.00
= Indicates Calculated Balances
8 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/13/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
460,378.57	473,551.76	455,078.57	459,151.76	4	28,966.14	4	15,792.95	13,173.19

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/13/2009	08/13/2009			DEPOSIT*		9,120.00
08/13/2009	08/13/2009			ACH CREDIT		6675.14
08/13/2009	08/13/2009			ACH CREDIT		8,625.00
08/13/2009	08/13/2009			SAME DAY CR TRANSFER		4,546.00
08/13/2009	08/13/2009			SAME DAY DR TRANSFER		2,623.95	-
08/13/2009	08/13/2009			SAME DAY DR TRANSFER		194.83	-
08/13/2009	08/13/2009			SAME DAY DR TRANSFER		4,593.58	-
08/13/2009	08/13/2009			SAME DAY DR TRANSFER		8,380.59	-
= Indicates Calculated Balances
9 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/14/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
473,551.76	458,339.84	464,451.76	449,239.84	2	11,278.95	1	26,490.87	15,211.92-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/14/2009	08/14/2009			SAME DAY CR TRANSFER		9,273.00
08/14/2009	08/14/2009			SAME DAY DR TRANSFER		26,490.87	-
08/13/2009	08/14/2009			SAME DAY CR TRANSFER		2,005.95
= Indicates Calculated Balances
10 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/17/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
458,339.84	497,712.46	458,339.84	403,212.46	2	94,654.63	1	55,282.01	39,372.62

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/17/2009	08/17/2009			DEPOSIT*		83,398.00
08/17/2009	08/17/2009			DEPOSIT*		11,256.63
08/17/2009	08/17/2009			SAME DAY DR TRANSFER		55,282.01	-
= Indicates Calculated Balances
11 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/18/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
497,712.46	493,681.94	403,312.46	375,581.94	2	37,166.05	7	41,196.57	4,030.52-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/18/2009	08/18/2009			DEPOSIT*		23,783.05
08/18/2009	08/18/2009			ACH CREDIT		13,383.00
08/18/2009	08/18/2009			SAME DAY DR TRANSFER		2,983.97	-
08/18/2009	08/18/2009			SAME DAY DR TRANSFER		34,566.47	-
08/18/2009	08/18/2009			SAME DAY DR TRANSFER		255.81	-
08/18/2009	08/18/2009			SAME DAY DR TRANSFER		354.00	-
08/18/2009	08/18/2009			SAME DAY DR TRANSFER		2,679.97	-
08/18/2009	08/18/2009			SAME DAY DR TRANSFER		120.00	-
08/18/2009	08/18/2009			SAME DAY DR TRANSFER		236.35	-
= Indicates Calculated Balances
12 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/19/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
493,681.94	805,139.32	469,981.94	780,539.32	7	622,823.87	2	311,366.49	311,457.38

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/19/2009	08/19/2009			DEPOSIT*		995.00
08/19/2009	08/19/2009			DEPOSIT*		9,904.50
08/19/2009	08/19/2009			ACH CREDIT		483.00
08/19/2009	08/19/2009			SAME DAY CR TRANSFER		49,000.00
08/19/2009	08/19/2009			SAME DAY CR TRANSFER		500,000.00
08/19/2009	08/19/2009			SAME DAY CR TRANSFER		61,441.37
08/19/2009	08/19/2009			SAME DAY DR TRANSFER		100,000.00	-
08/19/2009	08/19/2009			SAME DAY DR TRANSFER		211,366.49	-
08/19/2009	08/19/2009			SAME DAY CR TRANSFER		1,000.00
= Indicates Calculated Balances
13 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/20/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
805,139.32	801,845.15	805,139.32	801,845.15	0	0.00	3	3,294.17	3,294.17-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/20/2009	08/20/2009			SAME DAY DR TRANSFER		583.22-
08/20/2009	08/20/2009			SAME DAY DR TRANSFER		1,467.85-
08/20/2009	08/20/2009			SAME DAY DR TRANSFER		1,243.10-
= Indicates Calculated Balances
14 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/21/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
801,845.15	787,303.12	801,845.15	784,303.12	1	3,050.00	3	17,592.03	14,542.03-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/21/2009	08/21/2009			DEPOSIT*		3,050.00
08/21/2009	08/21/2009			SAME DAY DR TRANSFER		9,150.04	-
08/21/2009	08/21/2009			SAME DAY DR TRANSFER		1,238.86	-
08/21/2009	08/21/2009			SAME DAY DR TRANSFER		7,203.13	-
= Indicates Calculated Balances
15 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/24/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
787,303.12	764,538.40	784,403.12	742,638.40	3	39,468.13	3	62,232.85	22,764.72-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/24/2009	08/24/2009			DEPOSIT*		19,013.00
08/24/2009	08/24/2009			ACH CREDIT		7,395.13
08/24/2009	08/24/2009			SAME DAY DR TRANSFER		57,857.54	-
08/24/2009	08/24/2009			SAME DAY DR TRANSFER		2,425.31	-
08/24/2009	08/24/2009			SAME DAY DR TRANSFER		1,950.00	-
08/23/2009	08/24/2009			SAME DAY CR TRANSFER		13,060.00
= Indicates Calculated Balances
16 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/25/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
764,538.40	564,550.30	745,538.40	513,950.30	4	71,208.38	9	271,196.48	199,988.10-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/25/2009	08/25/2009			DEPOSIT*		31,690.50
08/25/2009	08/25/2009			SAME DAY DR TRANSFER		550.48	-
08/25/2009	08/25/2009			SAME DAY DR TRANSFER		48,249.34	-
08/25/2009	08/25/2009			SAME DAY DR TRANSFER		35.00	-
08/25/2009	08/25/2009			SAME DAY DR TRANSFER		123,017.00	-
08/25/2009	08/25/2009			SAME DAY DR TRANSFER		256.35	-
08/25/2009	08/25/2009			SAME DAY DR TRANSFER		9,210.48	-
08/25/2009	08/25/2009			SAME DAY DR TRANSFER		35,866.28	-
08/25/2009	08/25/2009			SAME DAY DR TRANSFER		53,060.27	-
08/25/2009	08/25/2009			SAME DAY DR TRANSFER		951.28	-
08/25/2009	08/25/2009			SAME DAY CR TRANSFER		1,971.44
08/25/2009	08/25/2009			SAME DAY CR TRANSFER		1,971.44
08/25/2009	08/25/2009			SAME DAY CR TRANSFER		35,575.00
= Indicates Calculated Balances
17 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/26/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
564,550.30	563,890.68	532,950.30	527,290.68	2	5,615.00	1	6,274.62	659.62-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/26/2009	08/26/2009			DEPOSIT*		5,023.00
08/26/2009	08/26/2009			ACH CREDIT		592.00
08/26/2009	08/26/2009			SAME DAY DR TRANSFER		6,274.62	-
= Indicates Calculated Balances
18 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/27/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
563,890.68	587,559.21	563,890.68	587,559.21	2	38,736.06	1	15,067.53	23,668.53

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/27/2009	08/27/2009			ACH CREDIT		8,236.06
08/27/2009	08/27/2009			SAME DAY DR TRANSFER		15,067.53	-
08/27/2009	08/27/2009			SAME DAY CR TRANSFER		30,500.00
= Indicates Calculated Balances
19 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/28/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
587,559.21	1,594,175.65	587,559.21	1,592,075.65	4	1,030,606.06	2	23,989.62	1,006,616.44

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/28/2009	08/28/2009			DEPOSIT*		2,150.00
08/28/2009	08/28/2009			DEPOSIT*		27,988.24
08/28/2009	08/28/2009			ACH CREDIT		467.82
08/28/2009	08/28/2009			SAME DAY CR TRANSFER		1,000,000.00
08/28/2009	08/28/2009			SAME DAY DR TRANSFER		277.12	-
08/28/2009	08/28/2009			SAME DAY DR TRANSFER		23,712.50	-
= Indicates Calculated Balances
20 of 22

Account Statement Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number/ Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	08/31/2009

	Current /		Current /
Opening	Closing	Opening	Closing		Total		Total
Ledger	Ledger	Available	Available	Credit	Credit	Debit	Debit	Net
Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Amount
1,594,175.65	1,404,837.07	1,594,175.65	1,402,837.07	6	72,813.35	3	262,151.93	189,338.58-

		Customer	Bank		By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Transaction Description	Beneficiary	Amount
08/31/2009	08/31/2009			DEPOSIT*		2,085.00
08/31/2009	08/31/2009			ACH CREDIT		1,460.00
08/31/2009	08/31/2009			SAME DAY CR TRANSFER		47,259.00
08/31/2009	08/31/2009			SAME DAY DR TRANSFER		155,999.70	-
08/31/2009	08/31/2009			SAME DAY DR TRANSFER		79,890.49	-
08/31/2009	08/31/2009			SAME DAY DR TRANSFER		26,261.74	-
08/30/2009	08/31/2009			SAME DAY CR TRANSFER		14,948.00
08/30/2009	08/31/2009			SAME DAY CR TRANSFER		6,021.85
08/30/2009	08/31/2009			SAME DAY CR TRANSFER		1,039.50
= Indicates Calculated Balances
21 of 22

Account Statement Report
SELECTION CRITERIA

Branch		NEW YORK CITIBANK — CORPORATE
Account Number		ASYST TECHNOLOGIES-CONCENTRATI
Statement Date	08/01/2009 to 08/31/2009
Cheques	Include Cheques
Page Breaks	Yes
Sort By	Bank Reference	Ascending
Activity Only	No
User	MAY	LIU
Share	Private
Format	Adobe (PDF)
Favorite	Yes
22 of 22

CitiDirect®Online Banking
Transaction Summary Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number/Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES — AP ACCOUN
Account Currency / Type	USD

Entry	Product	Transaction	Value	Bank	Customer	Confirmation	By Order Of /
Date	Type	Description	Date	Reference	Reference	Reference	Beneficiary	Amount
08/03/2009	Funds Transfer	SAME DAY CR TRANSFER	08/03/2009				CITIBANK DEL CUST. TRANS.	197,894.77 USD
08/03/2009	Funds Transfer	ON-US CHECK DR	08/03/2009					47.00-USD
08/03/2009	Funds Transfer	ON-US CHECK DR	08/03/2009					635.67-USD
08/03/2009	Funds Transfer	ON-US CHECK DR	08/03/2009					873.50-USD
08/03/2009	Funds Transfer	ON-US CHECK DR	08/03/2009					1.200.00-USD
08/03/2009	Funds Transfer	ON-US CHECK DR	08/03/2009					25,289.60-USD
08/03/2009	Funds Transfer	ON-US CHECK DR	08/03/2009					169,849.00-USD
08/04/2009	Funds Transfer	SAME DAY CR TRANSFER	08/04/2009				CITIBANK DEL CUST. TRANS.	28,097.71 USD
08/04/2009	Funds Transfer	ON-US CHECK DR	08/04/2009					400.00-USD
08/04/2009	Funds Transfer	ON-US CHECK DR	08/04/2009					1,902.00-USD
08/04/2009	Funds Transfer	ON-US CHECK DR	08/04/2009					4,875.00-USD
08/04/2009	Funds Transfer	ON-US CHECK DR	08/04/2009					10,250.25-USD
08/04/2009	Funds Transfer	ON-US CHECK DR	08/04/2009					10,670.46-USD
08/05/2009	Funds Transfer	SAME DAY CR TRANSFER	08/05/2009				CITIBANK DEL CUST. TRANS.	15,939.66 USD
08/05/2009	Funds Transfer	ON-US CHECK DR	08/05/2009					33.91-USD
08/05/2009	Funds Transfer	ON-US CHECK DR	08/05/2009					49.00-USD
08/05/2009	Funds Transfer	ON-US CHECK DR	08/05/2009					150.95-USD
08/05/2009	Funds Transfer	ON-US CHECK DR	08/05/2009					400.00-USD
08/05/2009	Funds Transfer	ON-US CHECK DR	08/05/2009					464.38-USD
08/05/2009	Funds Transfer	ON-US CHECK DR	08/05/2009					496.63-USD
08/05/2009	Funds Transfer	ON-US CHECK DR	08/05/2009					1,950.00-USD
08/05/2009	Funds Transfer	ON-US CHECK DR	08/05/2009					3,696.97-USD
08/05/2009	Funds Transfer	ON-US CHECK DR	08/05/2009					8,697.82-USD
08/06/2009	Funds Transfer	SAME DAY CR TRANSFER	08/06/2009				CITIBANK DEL CUST. TRANS.	150,130.26 USD
08/06/2009	Funds Transfer	ON-US CHECK DR	08/06/2009					48.22-USD
08/06/2009	Funds Transfer	ON-US CHECK DR	08/06/2009					457.24-USD
08/06/2009	Funds Transfer	ON-US CHECK DR	08/06/2009					6,754.00-USD
08/06/2009	Funds Transfer	ON-US CHECK DR	08/06/2009					142,870.80-USD
08/07/2009	Funds Transfer	SAME DAY CR TRANSFER	08/07/2009				CITIBANK DEL CUST. TRANS.	88,898.15 USD
08/07/2009	Funds Transfer	ON-US CHECK DR	08/07/2009					44.20-USD
08/07/2009	Funds Transfer	ON-US CHECK DR	08/07/2009					550.00-USD
08/07/2009	Funds Transfer	ON-US CHECK DR	08/07/2009					588.00-USD
08/07/2009	Funds Transfer	ON-US CHECK DR	08/07/2009					800.34-USD
08/07/2009	Funds Transfer	ON-US CHECK DR	08/07/2009					2,180.00-USD
08/07/2009	Funds Transfer	ON-US CHECK DR	08/07/2009					3,227.00-USD
08/07/2009	Funds Transfer	ON-US CHECK DR	08/07/2009					32,000.00-USD
08/07/2009	Funds Transfer	ON-US CHECK DR	08/07/2009					49,508.61-USD
08/10/2009	Funds Transfer	SAME DAY CR TRANSFER	08/10/2009				CITIBANK DEL CUST. TRANS.	35,704.69 USD
08/10/2009	Funds Transfer	ON-US CHECK DR	08/10/2009					220.00-USD
08/10/2009	Funds Transfer	ON-US CHECK DR	08/10/2009					266.53-USD
08/10/2009	Funds Transfer	ON-US CHECK DR	08/10/2009					320.00-USD
08/10/2009	Funds Transfer	ON-US CHECK DR	08/10/2009					465.60-USD
08/10/2009	Funds Transfer	ON-US CHECK DR	08/10/2009					1,110.00-USD
1 of 5

Transaction Summary Report

Entry	Product	Transaction	Value	Bank	Customer	Confirmation	By Order Of /
Date	Type	Description	Date	Reference	Reference	Reference	Beneficiary	Amount
08/10/2009	Funds Transfer	ON-US CHECK DR	08/10/2009					1,810.00- USD
08/10/2009	Funds Transfer	ON-US CHECK DR	08/10/2009					31,512.56- USD
08/11/2009	Funds Transfer	SAME DAY CR TRANSFER	08/11/2009				CITIBANK DEL CUST. TRANS.	45,403.93 USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					110.00- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					146.00- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					294.00- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					500.00- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					516.19- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					540.00- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					592.04- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					1,110.00- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					1,500.00- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					1,532.19- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					1,838.18- USD
08/11/2009	Funds Transfer	ON-US CHECK DR	08/11/2009					36,725.33- USD
08/12/2009	Funds Transfer	SAME DAY CR TRANSFER	08/12/2009				CITIBANK DEL CUST. TRANS.	245,178.80 USD
08/12/2009	Funds Transfer	ON-US CHECK DR	08/12/2009					279.97- USD
08/12/2009	Funds Transfer	ON-US CHECK DR	08/12/2009					387.20- USD
08/12/2009	Funds Transfer	ON-US CHECK DR	08/12/2009					469.56- USD
08/12/2009	Funds Transfer	ON-US CHECK DR	08/12/2009					2,550.71- USD
08/12/2009	Funds Transfer	ON-US CHECK DR	08/12/2009					2,778.52- USD
08/12/2009	Funds Transfer	ON-US CHECK DR	08/12/2009					7,143.54- USD
08/12/2009	Funds Transfer	ON-US CHECK DR	08/12/2009					14,348.00- USD
08/12/2009	Funds Transfer	ON-US CHECK DR	08/12/2009					217,221.30- USD
08/13/2009	Funds Transfer	SAME DAY CR TRANSFER	08/13/2009				CITIBANK DEL CUST. TRANS.	4,593.58 USD
08/13/2009	Funds Transfer	ON-US CHECK DR	08/13/2009					78.13- USD
08/13/2009	Funds Transfer	ON-US CHECK DR	08/13/2009					177.18- USD
08/13/2009	Funds Transfer	ON-US CHECK DR	08/13/2009					636.87- USD
08/13/2009	Funds Transfer	ON-US CHECK DR	08/13/2009					832.85- USD
08/13/2009	Funds Transfer	ON-US CHECK DR	08/13/2009					1,173.55- USD
08/13/2009	Funds Transfer	ON-US CHECK DR	08/13/2009					1,695.00- USD
08/14/2009	Funds Transfer	SAME DAY CR TRANSFER	08/14/2009				CITIBANK DEL CUST. TRANS.	26,490.87 USD
08/14/2009	Funds Transfer	ON-US CHECK DR	08/14/2009					106.60- USD
08/14/2009	Funds Transfer	ON-US CHECK DR	08/14/2009					221.79- USD
08/14/2009	Funds Transfer	ON-US CHECK DR	08/14/2009					1,996.36- USD
08/14/2009	Funds Transfer	ON-US CHECK DR	08/14/2009					2,000.00- USD
08/14/2009	Funds Transfer	ON-US CHECK DR	08/14/2009					7,603.12- USD
08/14/2009	Funds Transfer	ON-US CHECK DR	08/14/2009					14,563.00- USD
08/17/2009	Funds Transfer	SAME DAY CR TRANSFER	08/17/2009				CITIBANK DEL CUST. TRANS.	55,282.01 USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009 ’					126.20- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					239.08- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					240.00- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					450.00- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					765.00- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					1,060.09- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					1,292.05- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					1,376.35- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					2,292.02- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					2,340.00- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					3,501.50- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					9,873.90- USD
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					14,483.50- USD

2 of 5

Transaction Summary Report

Entry	Product	Transaction	Value	Bank	Customer	Confirmation	By Order Of /
Date	Type	Description	Date	Reference	Reference	Reference	Beneficiary	Amount
08/17/2009	Funds Transfer	ON-US CHECK DR	08/17/2009					17,242.32- USD
08/18/2009	Funds Transfer	SAME DAY CR TRANSFER	08/18/2009				CITIBANK DEL CUST. TRANS.	34,566.47 USD
08/18/2009	Funds Transfer	ON-US CHECK DR	08/18/2009					286.37- USD
08/18/2009	Funds Transfer	ON-US CHECK DR	08/18/2009					506.17- USD
08/18/2009	Funds Transfer	ON-US CHECK DR	08/18/2009					704.96- USD
08/18/2009	Funds Transfer	ON-US CHECK DR	08/18/2009					1,558.00- USD
08/18/2009	Funds Transfer	ON-US CHECK DR	08/18/2009					2,588.55- USD
08/18/2009	Funds Transfer	ON-US CHECK DR	08/18/2009					9,968.00- USD
08/18/2009	Funds Transfer	ON-US CHECK DR	08/18/2009					18,954.42- USD
08/20/2009	Funds Transfer	SAME DAY CR TRANSFER	08/20/2009				CITIBANK DEL CUST. TRANS.	1,467.85 USD
08/20/2009	Funds Transfer	ON-US CHECK DR	08/20/2009					130.50- USD
08/20/2009	Funds Transfer	ON-US CHECK DR	08/20/2009					300.00- USD
08/20/2009	Funds Transfer	ON-US CHECK DR	08/20/2009					395.85- USD
08/20/2009	Funds Transfer	ON-US CHECK DR	08/20/2009					641.50- USD
08/21/2009	Funds Transfer	SAME DAY CR TRANSFER	08/21/2009				CITIBANK DEL CUST. TRANS.	9,150.04 USD
08/21/2009	Funds Transfer	ON-US CHECK DR	08/21/2009					46.85- USD
08/21/2009	Funds Transfer	ON-US CHECK DR	08/21/2009					100.00- USD
08/21/2009	Funds Transfer	ON-US CHECK DR	08/21/2009					273.34- USD
08/21/2009	Funds Transfer	ON-US CHECK DR	08/21/2009					1,110.00- USD
08/21/2009	Funds Transfer	ON-US CHECK DR	08/21/2009					1,185.00- USD
08/21/2009	Funds Transfer	ON-US CHECK DR	08/21/2009					1,434.85- USD
08/21/2009	Funds Transfer	ON-US CHECK DR	08/21/2009					5,000.00- USD
08/24/2009	Funds Transfer	SAME DAY CR TRANSFER	08/24/2009				CITIBANK DEL CUST. TRANS.	57,857.54 USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					4.78- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					41.67- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					82.38- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					131.27- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					179.23- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					368.87- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					845.59- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					986.81- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					1,404.33- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					2,500.00- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					6,812.68- USD
08/24/2009	Funds Transfer	ON-US CHECK DR	08/24/2009					44,499.93- USD
08/25/2009	Funds Transfer	SAME DAY CR TRANSFER	08/25/2009				CITIBANK DEL CUST. TRANS.	48,249.34 USD
08/25/2009	Funds Transfer	ON-US CHECK DR	08/25/2009					87.66- USD
08/25/2009	Funds Transfer	ON-US CHECK DR	08/25/2009					300.00- USD
08/25/2009	Funds Transfer	ON-US CHECK DR	08/25/2009					322.00- USD
08/25/2009	Funds Transfer	ON-US CHECK DR	08/25/2009					1,200.00- USD
08/25/2009	Funds Transfer	ON-US CHECK DR	08/25/2009					7,997.48- USD
08/25/2009	Funds Transfer	ON-US CHECK DR	08/25/2009					10,036.16- USD
08/25/2009	Funds Transfer	ON-US CHECK DR	08/25/2009					28,306.04- USD
08/26/2009	Funds Transfer	SAME DAY CR TRANSFER	08/26/2009				CITIBANK DEL CUST. TRANS.	6,274.62 USD
08/26/2009	Funds Transfer	ON-US CHECK DR	08/26/2009					238.50- USD
08/26/2009	Funds Transfer	ON-US CHECK DR	08/26/2009					239.80- USD
08/26/2009	Funds Transfer	ON-US CHECK DR	08/26/2009					250.00- USD
08/26/2009	Funds Transfer	ON-US CHECK DR	08/26/2009					252.73- USD
08/26/2009	Funds Transfer	ON-US CHECK DR	08/26/2009					740.59- USD
08/26/2009	Funds Transfer	ON-US CHECK DR	08/26/2009					1,353.00- USD
08/26/2009	Funds Transfer	ON-US CHECK DR	08/26/2009					3,200.00- USD

3 of 5

Transaction Summary Report

Entry	Product	Transaction	Value	Bank	Customer	Confirmation	By Order Of /
Date	Type	Description	Date	Reference	Reference	Reference	Beneficiary	Amount
08/27/2009	Funds Transfer	SAME DAY CR TRANSFER	08/27/2009				CITIBANK DEL CUST. TRANS.	15,067.53 USD
08/27/2009	Funds Transfer	ON-US CHECK DR	08/27/2009					60.00- USD
08/27/2009	Funds Transfer	ON-US CHECK DR	08/27/2009					5,507.53- USD
08/27/2009	Funds Transfer	ON-US CHECK DR	08/27/2009					9,500.00- USD
08/28/2009	Funds Transfer	SAME DAY CR TRANSFER	08/28/2009				CITIBANK DEL CUST. TRANS.	23,712.50 USD
08/28/2009	Funds Transfer	ON-US CHECK DR	08/28/2009					519.55- USD
08/28/2009	Funds Transfer	ON-US CHECK DR	08/28/2009					762.95- USD
08/28/2009	Funds Transfer	ON-US CHECK DR	08/28/2009					1,250.00- USD
08/28/2009	Funds Transfer	ON-US CHECK DR	08/28/2009					1,810.00- USD
08/28/2009	Funds Transfer	ON-US CHECK DR	08/28/2009					1,920.00- USD
08/28/2009	Funds Transfer	ON-US CHECK DR	08/28/2009					6,250.00- USD
08/28/2009	Funds Transfer	ON-US CHECK DR	08/28/2009					11,200.00- USD
08/31/2009	Funds Transfer	SAME DAY CR TRANSFER	08/31/2009				CITIBANK DEL CUST. TRANS.	155,999.70 USD
08/31/2009	Funds Transfer	ON-US CHECK DR	08/31/2009					120.00- USD
08/31/2009	Funds Transfer	ON-US CHECK DR	08/31/2009					146.00- USD
08/31/2009	Funds Transfer	ON-US CHECK DR	08/31/2009					150.00- USD
08/31/2009	Funds Transfer	ON-US CHECK DR	08/31/2009					359.77- USD
08/31/2009	Funds Transfer	ON-US CHECK DR	08/31/2009					762.95- USD
08/31/2009	Funds Transfer	ON-US CHECK DR	08/31/2009					803.11- USD
08/31/2009	Funds Transfer	ON-US CHECK DR	08/31/2009					2,887.60- USD
08/31/2009	Funds Transfer	ON-US CHECK DR	08/31/2009					36,896.71- USD
08/31/2009	Funds Transfer	ON-US CHECK DR	08/31/2009					41,663.56- USD
08/31/2009	Funds Transfer	ON-US CHECK DR	08/31/2009					72,210.00- USD

	Total		Total
Credit	Credit	Debit	Debit	Cheque	Cheque	Net
Count	Amount	Count	Amount	Count	Amount	Amount
20	1,245,960.02 USD	149	1,245,960.02 USD	149	1.245,960.02- USD	0.00 USD
Cross-currency calculations are at indicative rates

Grand Total	0.00 USD

4 of 5

Transaction Summary Report
SELECTION CRITERIA

Account Number		ASYST TECHNOLOGIES — AP ACCOUN
Entry Date	08/01/2009 to 08/31/2009
Value Date	08/01/2009 to 08/31/2009
Debit/Credit	Both
Base Currency	USD	U.S. DOLLAR
Cheques	Include Cheques
Page Breaks	Yes
Sort By	Transaction Amount	Descending
Consolidated Currency Totals — Client	No
Level
User	MAY	LIU
Share	Private
Format	Adobe (PDF)
Favorite	Yes

5 of 5

CitiDirect® Online Banking
Transaction Summary Report

Bank Name	CITIBANK
Customer Number / Name		ASYST
Branch Number / Name		NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD

Entry	Product	Transaction	Value	Bank	Customer	Confirmation	By Order Of /
Date	Type	Description	Date	Reference	Reference	Reference	Beneficiary	Amount
08/03/2009	Funds Transfer	SAME DAY CR TRANSFER	08/03/2009					73,995.00 USD
08/03/2009	Funds Transfer	SAME DAY CR TRANSFER	08/03/2009					42,552.00 USD
08/03/2009	Funds Transfer	DEPOSIT*	08/03/2009					17,397.11 USD
08/03/2009	Funds Transfer	DEPOSIT*	08/03/2009					5,106.00 USD
08/03/2009	Funds Transfer	SAME DAY DR TRANSFER	08/03/2009					170.00- USD
08/03/2009	Funds Transfer	SAME DAY DR TRANSFER	08/03/2009					1,203.00- USD
08/03/2009	Funds Transfer	SAME DAY DR TRANSFER	08/03/2009					1,829.15- USD
08/03/2009	Funds Transfer	SAME DAY DR TRANSFER	08/03/2009					3,719.62- USD
08/03/2009	Funds Transfer	SAME DAY DR TRANSFER	08/03/2009					197,894.77- USD
08/04/2009	Funds Transfer	DEPOSIT*	08/04/2009					38,964.00 USD
08/04/2009	Funds Transfer	ACH CREDIT	08/04/2009					2,809.50 USD
08/04/2009	Funds Transfer	SAME DAY DR TRANSFER	08/04/2009					800.51- USD
08/04/2009	Funds Transfer	SAME DAY DR TRANSFER	08/04/2009					855.00- USD
08/04/2009	Funds Transfer	SAME DAY DR TRANSFER	08/04/2009					28,097.71- USD
08/04/2009	Funds Transfer	SAME DAY DR TRANSFER	08/04/2009					36,150.00- USD
08/05/2009	Funds Transfer	SAME DAY CR TRANSFER	08/05/2009					750,000.00 USD
08/04/2009	Funds Transfer	SAME DAY CR TRANSFER	08/05/2009					25,075.60 USD
08/05/2009	Funds Transfer	SAME DAY CR TRANSFER	08/05/2009					6,572.95 USD
08/05/2009	Funds Transfer	SAME DAY CR TRANSFER	08/05/2009					3,629.62 USD
08/05/2009	Funds Transfer	DEPOSIT*	08/05/2009					1,727.43 USD
08/05/2009	Funds Transfer	SAME DAY CR TRANSFER	08/05/2009					110.00 USD
08/05/2009	Funds Transfer	SAME DAY DR TRANSFER	08/05/2009					1,731.70- USD
08/05/2009	Funds Transfer	SAME DAY DR TRANSFER	08/05/2009					15,939.66- USD
08/05/2009	Funds Transfer	SAME DAY DR TRANSFER	08/05/2009					20,556.76- USD
08/05/2009	Funds Transfer	SAME DAY DR TRANSFER	08/05/2009					46,276.55- USD

1 of 6

Transaction Summary Report

Entry	Product	Transaction	Value	Bank	Customer	Confirmation	By Order Of /
Date	Type	Description	Date	Reference	Reference	Reference	Beneficiary	Amount
08/05/2009	Funds Transfer	SAME DAY DR TRANSFER	08/05/2009					255,096.35- USD
08/05/2009	Funds Transfer	SAME DAY DR TRANSFER	08/05/2009					290,290.03- USD
08/05/2009	Funds Transfer	SAME DAY DR TRANSFER	08/05/2009					465,194.54- USD
08/06/2009	Funds Transfer	DEPOSIT*	08/06/2009					20,720.61 USD
08/06/2009	Funds Transfer	SAME DAY DR TRANSFER	08/06/2009					26,955.27- USD
08/06/2009	Funds Transfer	SAME DAY DR TRANSFER	08/06/2009					150,130.26- USD
08/06/2009	Funds Transfer	SAME DAY DR TRANSFER	08/06/2009					200,000.00- USD
08/06/2009	Funds Transfer	SAME DAY CR TRANSFER	08/07/2009					14,926.69 USD
08/07/2009	Funds Transfer	ACH CREDIT	08/07/2009					8,000.00 USD
08/07/2009	Funds Transfer	SAME DAY CR TRANSFER	08/07/2009					2,830.00 USD
08/07/2009	Funds Transfer	SAME DAY CR TRANSFER	08/07/2009					1,859.75 USD
08/07/2009	Funds Transfer	ERROR CORRECTION DR	08/07/2009					2,850.00- USD
08/07/2009	Funds Transfer	SAME DAY DR TRANSFER	08/07/2009					35,973.68- USD
08/07/2009	Funds Transfer	SAME DAY DR TRANSFER	08/07/2009					52,272.00- USD
08/07/2009	Funds Transfer	SAME DAY DR TRANSFER	08/07/2009					88,898.15- USD
08/10/2009	Funds Transfer	SAME DAY CR TRANSFER	08/10/2009					750,000.00 USD
08/10/2009	Funds Transfer	SAME DAY CR TRANSFER	08/10/2009					108,677.00 USD
08/10/2009	Funds Transfer	DEPOSIT*	08/10/2009					8,456.00 USD
08/09/2009	Funds Transfer	SAME DAY CR TRANSFER	08/10/2009					7,851.00 USD
08/10/2009	Funds Transfer	SAME DAY DR TRANSFER	08/10/2009					35,704.69- USD
08/10/2009	Funds Transfer	SAME DAY DR TRANSFER	08/10/2009					87,715.22- USD
08/10/2009	Funds Transfer	SAME DAY DR TRANSFER	08/10/2009					195,032.00- USD
08/11/2009	Funds Transfer	SAME DAY CR TRANSFER	08/11/2009					22,075.00 USD
08/11/2009	Funds Transfer	DEPOSIT*	08/11/2009					14,547.76 USD
08/11/2009	Funds Transfer	SAME DAY DR TRANSFER	08/11/2009					634.00- USD
08/11/2009	Funds Transfer	SAME DAY DR TRANSFER	08/11/2009					689.22- USD
08/11/2009	Funds Transfer	SAME DAY DR TRANSFER	08/11/2009					1,887.00- USD
08/11/2009	Funds Transfer	SAME DAY DR TRANSFER	08/11/2009					2,081.19- USD
08/11/2009	Funds Transfer	SAME DAY DR TRANSFER	08/11/2009					45,403.93- USD

2 of 6

Transaction Summary Report

Entry	Product	Transaction	Value	Bank	Customer	Confirmation	By Order Of /
Date	Type	Description	Date	Reference	Reference	Reference	Beneficiary	Amount
08/12/2009	Funds Transfer	SAME DAY CR TRANSFER	08/12/2009					800,000.00 USD
08/12/2009	Funds Transfer	DEPOSIT*	08/12/2009					42,216.51 USD
08/12/2009	Funds Transfer	SAME DAY CR TRANSFER	08/12/2009					7,824.00 USD
08/12/2009	Funds Transfer	DEPOSIT*	08/12/2009					5,409.60 USD
08/11/2009	Funds Transfer	SAME DAY CR TRANSFER	08/12/2009					220.00 USD
08/12/2009	Funds Transfer	SAME DAY DR TRANSFER	08/12/2009					371.37- USD
08/12/2009	Funds Transfer	SAME DAY DR TRANSFER	08/12/2009					437.00- USD
08/12/2009	Funds Transfer	SAME DAY DR TRANSFER	08/12/2009					465.04- USD
08/12/2009	Funds Transfer	SAME DAY DR TRANSFER	08/12/2009					636.00- USD
08/12/2009	Funds Transfer	SAME DAY DR TRANSFER	08/12/2009					5,506.57- USD
08/12/2009	Funds Transfer	SAME DAY DR TRANSFER	08/12/2009					36,955.08- USD
08/12/2009	Funds Transfer	SAME DAY DR TRANSFER	08/12/2009					245,178.80- USD
08/12/2009	Funds Transfer	SAME DAY DR TRANSFER	08/12/2009					867,890.30- USD
08/13/2009	Funds Transfer	DEPOSIT*	08/13/2009					9,120.00 USD
08/13/2009	Funds Transfer	ACH CREDIT	08/13/2009					8,625.00 USD
08/13/2009	Funds Transfer	ACH CREDIT	08/13/2009					6,675.14 USD
08/13/2009	Funds Transfer	SAME DAY CR TRANSFER	08/13/2009					4,546.00 USD
08/13/2009	Funds Transfer	SAME DAY DR TRANSFER	08/13/2009					194.83- USD
08/13/2009	Funds Transfer	SAME DAY DR TRANSFER	08/13/2009					2,623.95- USD
08/13/2009	Funds Transfer	SAME DAY DR TRANSFER	08/13/2009					4,593.58- USD
08/13/2009	Funds Transfer	SAME DAY DR TRANSFER	08/13/2009					8,380.59- USD
08/14/2009	Funds Transfer	SAME DAY CR TRANSFER	08/14/2009					9,273.00 USD
08/13/2009	Funds Transfer	SAME DAY CR TRANSFER	08/14/2009					2,005.95 USD
08/14/2009	Funds Transfer	SAME DAY DR TRANSFER	08/14/2009					26,490.87- USD
08/17/2009	Funds Transfer	DEPOSIT*	08/17/2009					83,398.00 USD
08/17/2009	Funds Transfer	DEPOSIT*	08/17/2009					11,256.63 USD
08/17/2009	Funds Transfer	SAME DAY DR TRANSFER	08/17/2009					55,282.01- USD
08/18/2009	Funds Transfer	DEPOSIT*	08/18/2009					23,783.05 USD
08/18/2009	Funds Transfer	ACH CREDIT	08/18/2009					13,383.00 USD
08/18/2009	Funds Transfer	SAME DAY DR TRANSFER	08/18/2009					120.00- USD
08/18/2009	Funds Transfer	SAME DAY DR TRANSFER	08/18/2009					236.35- USD
08/18/2009	Funds Transfer	SAME DAY DR TRANSFER	08/18/2009					255.81- USD

3 of 6

Transaction Summary Report

Entry	Product	Transaction	Value	Bank	Customer	Confirmation	By Order Of /
Date	Type	Description	Date	Reference	Reference	Reference	Beneficiary	Amount
08/18/2009	Funds Transfer	SAME DAY DR TRANSFER	08/18/2009					354.00- USD
08/18/2009	Funds Transfer	SAME DAY DR TRANSFER	08/18/2009					2,679.97- USD
08/18/2009	Funds Transfer	SAME DAY DR TRANSFER	08/18/2009					2,983.97- USD
08/18/2009	Funds Transfer	SAME DAY DR TRANSFER	08/18/2009					34,566.47- USD
08/19/2009	Funds Transfer	SAME DAY CR TRANSFER	08/19/2009					500,000.00- USD
08/19/2009	Funds Transfer	SAME DAY CR TRANSFER	08/19/2009					61,441.37- USD
08/19/2009	Funds Transfer	SAME DAY CR TRANSFER	08/19/2009					49,000.00- USD
08/19/2009	Funds Transfer	DEPOSIT*	08/19/2009					9,904.50- USD
08/19/2009	Funds Transfer	SAME DAY CR TRANSFER	08/19/2009					1,000.00- USD
08/19/2009	Funds Transfer	DEPOSIT*	08/19/2009					995.00- USD
08/19/2009	Funds Transfer	ACH CREDIT	08/19/2009					483.00- USD
08/19/2009	Funds Transfer	SAME DAY DR TRANSFER	08/19/2009					100,000.00- USD
08/19/2009	Funds Transfer	SAME DAY DR TRANSFER	08/19/2009					211,366.49- USD
08/20/2009	Funds Transfer	SAME DAY DR TRANSFER	08/20/2009					583.22- USD
08/20/2009	Funds Transfer	SAME DAY DR TRANSFER	08/20/2009					1,243.10- USD
08/20/2009	Funds Transfer	SAME DAY DR TRANSFER	08/20/2009					1,467.85- USD
08/21/2009	Funds Transfer	DEPOSIT*	08/21/2009					3,050.00- USD
08/21/2009	Funds Transfer	SAME DAY DR TRANSFER	08/21/2009					1,238.86- USD
08/21/2009	Funds Transfer	SAME DAY DR TRANSFER	08/21/2009					7,203.13- USD
08/21/2009	Funds Transfer	SAME DAY DR TRANSFER	08/21/2009					9,150.04- USD
08/24/2009	Funds Transfer	DEPOSIT*	08/24/2009					19,013.00- USD
08/23/2009	Funds Transfer	SAME DAY CR TRANSFER	08/24/2009					13,060.00- USD
08/24/2009	Funds Transfer	ACH CREDIT	08/24/2009					7,395.13- USD
08/24/2009	Funds Transfer	SAME DAY DR TRANSFER	08/24/2009					1,950.00- USD
08/24/2009	Funds Transfer	SAME DAY DR TRANSFER	08/24/2009					2,425.31- USD
08/24/2009	Funds Transfer	SAME DAY DR TRANSFER	08/24/2009					57,857.54- USD
08/25/2009	Funds Transfer	SAME DAY CR TRANSFER	08/25/2009					35,575.00 USD
08/25/2009	Funds Transfer	DEPOSIT*	08/25/2009					31,690.50 USD
08/25/2009	Funds Transfer	SAME DAY CR TRANSFER	08/25/2009					1,971.44 USD
08/25/2009	Funds Transfer	SAME DAY CR TRANSFER	08/25/2009					1,971.44 USD
08/25/2009	Funds Transfer	SAME DAY DR TRANSFER	08/25/2009					35.00- USD
08/25/2009	Funds Transfer	SAME DAY DR TRANSFER	08/25/2009					256.35- USD

4 of 6

Transaction Summary Report

Entry	Product	Transaction	Value	Bank	Customer	Confirmation	By Order Of /
Date	Type	Description	Date	Reference	Reference	Reference	Beneficiary	Amount
08/25/2009	Funds Transfer	SAME DAY DR TRANSFER	08/25/2009					550.48- USD
08/25/2009	Funds Transfer	SAME DAY DR TRANSFER	08/25/2009					951.28- USD
08/25/2009	Funds Transfer	SAME DAY DR TRANSFER	08/25/2009					9,210.48- USD
08/25/2009	Funds Transfer	SAME DAY DR TRANSFER	08/25/2009					35,866.28- USD
08/25/2009	Funds Transfer	SAME DAY DR TRANSFER	08/25/2009					48,249.34- USD
08/25/2009	Funds Transfer	SAME DAY DR TRANSFER	08/25/2009					53,060.27- USD
08/25/2009	Funds Transfer	SAME DAY DR TRANSFER	08/25/2009					123,017.00- USD
08/26/2009	Funds Transfer	DEPOSIT*	08/26/2009					5,023.00 USD
08/26/2009	Funds Transfer	ACH CREDIT	08/26/2009					592.00 USD
08/26/2009	Funds Transfer	SAME DAY DR TRANSFER	08/26/2009					6,274.62- USD
08/27/2009	Funds Transfer	SAME DAY CR TRANSFER	08/27/2009					30,500.00 USD
08/27/2009	Funds Transfer	ACH CREDIT	08/27/2009					8,236.06 USD
08/27/2009	Funds Transfer	SAME DAY DR TRANSFER	08/27/2009					15,067.53- USD
08/28/2009	Funds Transfer	SAME DAY CR TRANSFER	08/28/2009					1,000,000.00 USD
08/28/2009	Funds Transfer	DEPOSIT*	08/28/2009					27,988.24 USD
08/28/2009	Funds Transfer	DEPOSIT*	08/28/2009					2,150.00- USD
08/28/2009	Funds Transfer	ACH CREDIT	08/28/2009					467.82- USD
08/28/2009	Funds Transfer	SAME DAY DR TRANSFER	08/28/2009					277.12- USD
08/28/2009	Funds Transfer	SAME DAY DR TRANSFER	08/28/2009					23,712.50- USD
08/31/2009	Funds Transfer	SAME DAY CR TRANSFER	08/31/2009					47,259.00- USD
08/30/2009	Funds Transfer	SAME DAY CR TRANSFER	08/31/2009					14,948.00 USD
08/30/2009	Funds Transfer	SAME DAY CR TRANSFER	08/31/2009					6,021.85 USD
08/31/2009	Funds Transfer	DEPOSIT*	08/31/2009					2,085.00 USD
08/31/2009	Funds Transfer	ACH CREDIT	08/31/2009					1,460.00 USD
08/30/2009	Funds Transfer	SAME DAY CR TRANSFER	08/31/2009					1,039.50- USD
08/31/2009	Funds Transfer	SAME DAY DR TRANSFER	08/31/2009					26,261.74- USD
08/31/2009	Funds Transfer	SAME DAY DR TRANSFER	08/31/2009					79,890.49- USD
08/31/2009	Funds Transfer	SAME DAY DR TRANSFER	08/31/2009					155,999.70- USD

	Total		Total
Credit	Credit	Debit	Debit	Cheque	Cheque	Net
Count	Amount	Count	Amount	Count	Amount	Amount

67	4,839,939.75 USD	79	4,561,400.24 USD	0	0.00 USD	278,539.51 USD
Cross-currency calculations are at indicative rates

Grand Total	278,539.51 USD

5 of 6

10

Transaction Summary Report
SELECTION CRITERIA

Branch		NEW YORK CITIBANK — CORPORATE
Account Number		ASYST TECHNOLOGIES-CONCENTRATI
Entry Date	08/01/2009 to 08/31/2009
Value Date	08/01/2009 to 08/31/2009
Debit/Credit	Both
Base Currency	USD	U.S. DOLLAR
Cheques	Include Cheques
Page Breaks	Yes
Sort By	Transaction Amount	Descending
Consolidated Currency Totals — Client	No
Level
User	MAY	LIU
Share	Private
Format	Adobe (PDF)
Favorite	Yes

6 of 6

80948
ASYST TECHNOLOGIES INC DEBTOR IN POSSESSION CASE NUMBER 09-43246 46897 BAYSIDE PARKWAY FREMONT CA 94538
Account summary

Beginning balance on August 1, 2009	$8,132,444.94

Plus deposits
Electronic deposits	$2,290,534.47
Other deposits	$860.28

Less withdrawals
Electronic (EFT) withdrawals	-$4,333,213.74
Fees and service charges	-$718.13
Transfers to other accounts	-$1,100,000.00

Ending balance on August 31, 2009	$4,989,907.82
Commercial Checking statement
August 1, 2009 to August 31, 2009
Account number
To Contact us
Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 96110-4348
Important information
As of October 13, 2009, FICA /TT&L coupons will no longer be accepted at Comerica banking centers. If you have any questions, please contact us at the phone number on your statement of visit your local banking center.
The FDIC Charge for August is $.20/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
August 1, 2009 to August 31, 2009
Commercial Checking account details:
Electronic deposits this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Aug 03	23,982.38
Aug03	15,000.00
Aug 03	4,799.00
Aug 04	4,196.91
Aug 04	972.44
Aug 04	443.14
Aug 05	115,231.65
Aug 06	15,452.11
Aug 06	1,580.00
Aug 07	98,420.17
Aug 07	3,214.57
Aug 10	891,000.00
Aug 11	35,939.90
Aug 11	7,450.00
Aug 12	284,041.00
Aug 13	26,907.00
Aug 14	35,455.65
Aug 18	3,260.00
Aug 19	24,093.61
Aug 20	57,709.00
Aug 20	13,819.23
Aug 20	7,588.50
Aug 21	26,943.50
Aug 21	5,980.00
Aug 25	59,859.00
Aug 25	4,877.51
Aug 26	476,005.61
Aug 28	17,548.59
Aug 28	2,477.00
Aug 28	1,327.00
Aug 31	24,980.00
Total Electronic Deposits: $2,290,534.47
Total number of Electronic Deposits: 31
Other deposits this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Aug 24	860.28

Total Other Deposits: $860.28
Total number of Other Deposits: 1
Electronic withdrawals this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Aug 04	-81,334.60
Aug 05	-750,000.00
Aug 07	-122,350.21
Aug 10	-750,000.00
Aug 12	-800,000.00
Aug 19	-500,000.00
Aug 21	-137,921.92
Aug 28	-1,000,000.00

Commercial Checking statement
August 1, 2009 to August 31, 2009
Commercial Checking:
Electronic withdrawals this statement period (continued)

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Aug 28	-191,607.01

Total Electronic Withdrawals: -$4,333,213.74
Total number of Electronic Withdrawals: 9
Fees and service charges this statement period

			Bank
			reference
Date	Amount ($)	Activity	number

Aug 13	-718.13

Total Fees and Service Charges: -$718.13
Total number of Fees and Service Charges: 1
Transfers to other accounts this statement period

			Bank
			reference
Date	Amount ($)	Activity	number

Aug 03	-600,000.00	Axs Funds Transfer To Account
Aug 19	-200,000.00	Axs Funds Transfer To Account
Aug 26	-300,000.00	Axs Funds Transfer To Account
Total Transferred to Other Accounts: -$1,100,000.00
Total number of Transfers to Other Accounts: 3
$	Lowest daily balance Your lowest daily balance this statement period was $4,964,927.82 on August 28, 2009.

Commercial Checking statement
August 1, 2009 to August 31, 2009
Commercial Checking:
Please examine this statement promptly.
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica VISA Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.

A. List any deposits not shown on this statement	B. List all checks and other withdrawals not shown on this statement	Enter Balance from last date on this statement	$_______

Date	Amount	Check Number	Amount

Total A: $ _______		Total B: $ _______

Plus Total A	+$	_______

Equals	=$	_______

Minus Total B	-$	_______

Equals Your Current Balance	=$	_______

In Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O BOX 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
I.	tell us your name and account number;

II.	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information;

III.	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC

80948
ASYST TECHNOLOGIES INC
PAYROLL ACCOUNT
DEBTOR IN POSSESSION
CASE NUMBER 09-43246
46897 BAYSIDE PARKWAY
FREMONT CA 94538
Account summary

Beginning balance on August 1, 2009		$166,138.01
Plus deposits
Transfers from other accounts		$1,100,000.00

Less withdrawals
Checks	-$	41,290.92

Electronic (EFT) withdrawals	-$	1,035,330.42

Ending balance on August 31, 2009		$189,516.67
Commercial Checking statement
August 1, 2009 to August 31, 2009
Account number
To contact us
Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
As of October 13, 2009, FICA / TT&L coupons will no longer be accepted at Comerica banking centers. If you have any questions, please contact us at the phone number on your statement or visit your local banking center.
The FDIC Charge for August is $20/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
August 1, 2009 to August 31, 2009
Commercial Checking account details:
Transfers from other accounts this statement period

			Bank
			reference
Date	Amount ($)	Activity	number

Aug 03	600,000.00	Axs Funds Transfer From Account
Aug 19	200,000.00	Axs Funds Transfer From Account
Aug 26	300,000.00	Axs Funds Transfer From Account

Total Transferred from Other Accounts: $1,100,000.00
Total number of Transfers from Other Accounts: 3
Checks paid this statement period

*	This symbol indicates a break in check number sequence

#	This symbol indicates an original item not enclosed

@	This symbol indicates a break in check number sequence and an original item not enclosed

			Bank				Bank
Check		Date	reference	Check		Date	reference
number	Amount($)	paid	number	number	Amount ($)	paid	number

# 6931	-27,494.31	Aug 14		# 14953	-245.00	Aug 11
# 6932	-4,317.38	Aug 14		# 14954	-245.00	Aug 25
@ 6934	-230.00	Aug 25		@ 70558	-2,173.34	Aug 14
# 6935	-245.00	Aug 25		# 70559	-2,672.31	Aug 12
@ 14951	-230.00	Aug 10		# 70560	-242.53	Aug 27
# 14952	-523.74	Aug 07		# 70561	-2,672.31	Aug 28
Total checks paid this statement period: -$41,290.92
Total number of checks paid this statement period: 12
Electronic withdrawals this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Aug 03	-125,033.83	Asyst Technologi Payroll
Aug 06	-267,677.49	Asyst Technologi Payroll
Aug 20	-296,881.86	Asyst Technologi Payroll
Aug 27	-345,737.24	Asyst Technologi Payroll

Total Electronic Withdrawals: -$1,035,330.42
Total number of Electronic Withdrawals: 4
$ Lowest daily balance
   Your lowest daily balance this statement period was $166,138.01 on August 1, 2009.

Commercial Checking statement
August 1, 2009 to August 31, 2009
Commercial Checking:
Please examine this statement promptly.
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records.

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica VISA Check Card or other charges) including those shown on your statement that are not listed in your account register.	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.

A. List any deposits not shown on this statement	B. List all checks and other withdrawals not shown on this statement	Enter Balance from last date on this statement	$_______

Date	Amount	Check Number	Amount

Total A: $ _______		Total B: $ _______

Plus Total A	+$	_______

Equals	=$	_______

Minus Total B	-$	_______

Equals Your Current Balance	=$	_______

Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O BOX 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
I.	tell us your name and account number;

II.	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information;

III.	tell us the dollar amount of the suspected error.

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC

80948

ASYST TECHNOLOGIES INC
DEBTOR IN POSSESSION
CASE NUMBER 09-43246
46897 BAYSIDE PARKWAY
FREMONT CA 94538
Account summary

Beginning balance on August 4, 2009	$0.00
Plus deposits
Electronic deposits	$7,411,609.37

Ending balance on August 31, 2009	$7,411,609.37
Commercial Checking statement
August 4, 2009 to August 31, 2009
Account Number
Number of images enclosed: 0
To contact us
Call
(800) 269-9050
Visit our web site
www.comerica.com
Write to us
COMERICA BANK
226 AIRPORT PARKWAY
SAN JOSE, CA 95110-4348
Important information
As of October 13, 2009, FICA / TT&L coupons will no longer be accepted at Comerica banking centers. If you have any questions, please contact us at the phone number on your statement or visit your local banking center.
The FDIC Charge for August is $20/$1,000.
Thank you
Thank you for being a Comerica customer. We value the trust and confidence that you continue to place in us.

Commercial Checking statement
August 1, 2009 to August 31, 2009
Commercial Checking account details:
Electronic deposits this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

Aug 07	5,200,000.00
Aug 07	300,023.24
Aug 07	14,348.00
Aug 20	1,889,975.00
Aug 21	50.00
Aug 24	7,213.13

Total Electronic Deposits: $7,411,609.37
Total number of Electronic Deposits: 6
$ Lowest daily balance
   Your lowest dally balance this statement period was $0.00 on August 4, 2009.

Commercial Checking statement
August 4, 2009 to August 31, 2009
Commercial Checking:
PLEASE EXAMINE THIS STATEMENT PROMPTLY
If there is an inaccuracy between your records and this statement contact us as soon as possible at the telephone number or address printed on the front page. You may want to retain this statement for your records

Balancing Your Account	Before you start, please be sure to enter any transactions (interest, deposits, checks, withdrawals, including Comerica ATM Card transactions and Comerica Visa® Check Card or other charges) including those shown on your statement that are not listed in your account register	Compare the amount of each check, plus other deposits and withdrawals listed on this statement, with the amount written in your account register.

A List any deposits not shown on this statement	B List all checks and other withdrawals not shown on this statement	Enter Balance from last date on this statement	$__________

Date	Amount	Check Number	Amount

Total A: $_____________		Total B: $_____________

Plus Total A	+$	__________

Equals	=$	__________

Minus Total B	-$	__________

Equals Your Current Balance	=$	__________

In Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number and address printed on the front page For pre-authorized transfers (e.g. insurance payments, etc.) call the number printed on the front page of this statement or write the Electronic Services Department, Attn: Research, P.O. Box 75000, Detroit, Michigan 48275-7570. For Comerica ATM Card or Comerica Visa Check Card transactions, call the number printed on the front page of this statement or write us at Electronic Processing, P.O BOX 75000, Detroit, Michigan 48275-7584. For business account electronic transactions, we must hear from you no later than 30 days after we sent the FIRST statement on which the problem or error appeared.
•	tell us your name and account number;

•	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information;

•	tell us the dollar amount of the suspected error

Equal Opportunity Lender Rev. 07-05	MEMBER FDIC

Statement of Account

THIS STATEMENT DATE        8-31-09
LAST STATEMENT DATE       7-31-09
ACCOUNT NUMBER

ENCLOSURE DEBITS
ASYST TECHNOLOGIES INC
DEBTOR IN POSSESION
46897 BAYSIDE PARKWAY
FREMONT CA 94538
3300594160
ANALYSIS CHECKING

PREVIOUS BALANCE	7-31-09	41,839.80
+DEPOSITS/CREDITS		.00
-CHECKS/DEBITS		.00
-SERVICE CHARGE		.00
CURRENT BALANCE		41,839.80
* DAILY BALANCE SUMMARY *

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
7-31	41839.80

Attachment 3 — Detail of Pre-petition Debt Payment

Asyst Technologies, Inc.
Payment of Pre-petition debts

			Payment
Bank	Account Name	Transaction Description	Amount
Citi	AP Account	Supplier Payment	$5,068.02
Citi	AP Account	Supplier Payment	26,460.54
Citi	AP Account	Supplier Payment	26.24
Citi	AP Account	Supplier Payment	3,992.76
Citi	AP Account	Supplier Payment	746.70
Citi	AP Account	Supplier Payment	874.00
Citi	AP Account	Supplier Payment	664.56
Citi	AP Account	Supplier Payment	2,887.60
Citi	AP Account	Supplier Payment	99.73
Citi	AP Account	Supplier Payment	519.55
Citi	AP Account	Supplier Payment	984.00
Citi	AP Account	Supplier Payment	965.41
Citi	AP Account	Supplier Payment	890.49
Citi	AP Account	Supplier Payment	187.19
Citi	AP Account	Supplier Payment	489.65
Citi	AP Account	Supplier Payment	854.24
Citi	AP Account	Supplier Payment	1,657.96
Comerica	Payroll Account	Payroll check	2,865.91
Comerica	Payroll Account	Payroll check	3,556.74
Comerica	Payroll Account	Payroll check	2,242.53
Comerica	Payroll Account	Payroll check	245.00
Comerica	Payroll Account	Payroll check	230.00
Total			$56,508.82

Attachment 4 — Professional Service Fee Payments

Asyst Technologies, Inc.
Payments to Professionals

Payment
Professional Firm	Amount

ALIX PARTNERS, LLC	$290,290.03
BAKER & MCKENZIE	465,194.54
SCOULER & COMPANY	217,221.30
MARTINE, PENILLA & GENCARELLA, LLP	49,508.61
THE LDM GROUP, LLC	41,663.56
KAYE SCHOLER LLP OPERATING ACCT	255,096.35

Total	$1,318,974.39